UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2018

________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
500 West Madison Street, Suite 2800 Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
On June 4, 2018 LKQ Corporation (the "Company") issued a press release announcing that members of its senior management will be presenting at the following investor conferences:

•	June 6, 2018: Baird’s 2018 Global Consumer, Technology & Services Conference
InterContinental New York Barclay, New York

•	June 11, 2018: Stifel 2018 Cross Sector Insight Conference
InterContinental Hotel, Boston, Massachusetts

•	June 13, 2018: William Blair's 38th Annual Growth Stock Conference
Four Seasons Hotel, Chicago, Illinois
Materials relating to the presentations will be available under Presentations in the Investor Relations section of the Company's website, www.lkqcorp.com, on the date of the presentations.
The information in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, (the "Exchange Act"), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
The Company is making reference to non-GAAP financial information in the presentations. Reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures are contained in the presentation materials (which will be available at www.lkqcorp.com).
A copy of the June 4, 2018 press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	LKQ Corporation Press Release dated June 4, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 5, 2018

LKQ CORPORATION

By:	/s/ Varun Laroyia
Varun Laroyia
Executive Vice President and Chief Financial Officer